UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (718) 855-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 15, 2011, Brooklyn Federal Bancorp, Inc. (the “Company”) received a letter from The NASDAQ Stock Market stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”).  The notification of noncompliance has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Market.  As previously disclosed, the Company received two prior letters, each dated January 12, 2011, from the NASDAQ stating that the Company is not in compliance with the NASDAQ Listing Rules because it has not timely filed its Form 10-K for the year ended September 30, 2010 and that the Company is not in compliance with NASDAQ requirement that securities listed on the NASDAQ Global Market maintain a minimum Market Value of Publicly Held Shares of $5.0 million.

As previously reported by the Company in its Forms 12b-25s filed with the SEC on December 27, 2010 and February 14, 2011, respectively, the filings of the Form 10-K and Form 10-Q have been delayed due to the resignation of the Company’s independent registered public accounting firm on December 20, 2010.  The Audit Committee of the Board of Directors of the Company subsequently engaged a new registered public accounting firm which has completed only the initial stages of the audit of the Company’s September 30, 2010 financial statements.

The Company has until March 14, 2011 to submit a plan to regain compliance with respect to its delinquent periodic reports, and if NASDAQ accepts the Company’s plan, it can grant an exception of up to 180 calendar days from the Form 10-K due date, or until June 27, 2011, to regain compliance.  The Company has until July 11, 2011, 180 calendar days from the date of January 12, 2011 letter to regain compliance with the minimum Market Value of Publicly Held Stock of $5.0 million.

The Company issued a press release on February 22, 2011, disclosing its receipt of the February 15, 2011 NASDAQ Letter.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated February 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN FEDERAL BANCORP, INC.
DATE: February 22, 2011	By:	/s/ Richard A. Kielty
Richard A. Kielty
President and Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press release dated February 22, 2011